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                                                                     EXHIBIT 4.2

                            OBJECTSWITCH CORPORATION

                           SIXTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT



                THIS AGREEMENT ("Agreement") is made as of the 31st day of May, 2000, by and among ObjectSwitch Corporation, a California corporation (the "Company"), the purchasers of the Company's Series A Preferred Stock (the "Series A Investors") pursuant to that certain Series A Preferred Stock Purchase Agreement dated April 26, 1996 (the "Series A Agreement"), the purchasers of the Company's Series B Preferred Stock (the "Series B Investors") pursuant to that certain Series B Preferred Stock Purchase Agreement dated July 30, 1996 (the "Series B Agreement"), the purchasers of the Company's Series C Preferred Stock (the "Series C Investors") pursuant to that certain Series C Preferred Stock Purchase Agreement dated February 6, 1997 (the "Series C Agreement"), the purchasers of the Company's Series D Preferred Stock (the "Series D Investors") pursuant to that certain Series D Preferred Stock Purchase Agreement dated October 15, 1997 (the "Series D Agreement"), the purchasers of the Company's Series E Preferred Stock (the "Series E Investors") pursuant to that certain Series E Preferred Stock Purchase Agreement dated March 19, 1999 (the "Series E Agreement"), the purchasers of the Company's Series F Preferred Stock (the "Original Series F Investors") pursuant to that certain Series F Preferred Stock Purchase Agreement dated February 14, 2000 (the "Original Series F Agreement"), and the purchasers of the Company's Series F Preferred Stock (the "New Series F Investors" and, together with the Original Series F Investors, the "Series F Investors") pursuant to that certain Series F Preferred Stock Purchase Agreement of even date herewith (the "New Series F Agreement"), each of whom is listed on Exhibit A hereto, and Paul Sutton, Allen Lees, Daniel Sifter, Dirk Epperson, George Timmes, Otto Lind, and Geoff Hampton (collectively, the "Key Common Holders" and each individually a "Key Common Holder").

                                    RECITALS

                WHEREAS, the Company, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors, the Original Series F Investors and certain of the Key Common Holders are parties to that certain Fifth Amended and Restated Registration Rights Agreement dated as of February 14, 2000 (together with all amendments, the "Prior Agreement"); and

                WHEREAS, the Prior Agreement sets forth all the registration rights (collectively the "Registration Rights") of the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors, the Original Series F Investors and the Key Common Holders that are parties to such agreement; and

                WHEREAS, according to Section 4.2 of the Prior Agreement, the holders of a majority of the Common Stock issuable or issued upon conversion of the Preferred Stock may, with the Company's prior written consent, waive, modify, or amend on behalf of all holders, any provisions hereof;



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                WHEREAS, the New Series F Investors desire to obtain such
Registration Rights; and

                WHEREAS, the Company, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors, the Original Series F Investors and the Key Common Holders that are a party to the Prior Agreement, to induce the New Series F Investors to purchase Series F Preferred Stock, desire to grant the New Series F Investors the Registration Rights, all as detailed herein.

                NOW, THEREFORE, the parties hereto agree that, subject to the closing of the purchase of Series F Preferred Stock by the New Series F Investors pursuant to the New Series F Agreement: (i) the Prior Agreement is terminated and of no further force and effect; (ii) the Company, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors, the Original Series F Investors and the Key Common Holders that are a party to the Prior Agreement hereby grant to the New Series F Investors the rights set forth below; and (iii) the Company, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors, the Original Series F Investors and the Key Common Holders that are a party to the Prior Agreement to induce the New Series F Investors to invest, accept and agree to the termination of all prior registration rights agreements and accept and agree to be bound by the terms of this Agreement.


                                    SECTION 1

                                   DEFINITIONS

                1.1 Certain Definitions. Hereafter, in this Agreement the following terms shall have the following respective meanings:

                "Purchaser" shall mean each of the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors, referred to individually.

                "Purchasers" shall mean all the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors, referred to collectively.

                "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                "Preferred" means the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock of the Company.

                "Conversion Stock" means the Common Stock issuable or issued pursuant to conversion of the Preferred.



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                "Holder" shall mean any Purchaser holding Registrable Securities
(including Preferred) and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section
2.14 hereof.

                "Founder Holder" shall mean each Key Common Holder for so long as that Key Common Holder holds Registrable Securities (including Preferred).

                "Initiating Holders" shall mean any Purchasers or transferees of Purchasers under Section 2.14 hereof who in the aggregate are Holders of greater than 50% of the Registrable Securities.

                "Registrable Securities" means (i) for purposes of Section 2.5 only, the Common Stock held by Key Common Holders; (ii) the Conversion Stock; and (iii) any Common Stock of the Company issued or issuable in respect of the Conversion Stock or other securities issued or issuable pursuant to the conversion of the Preferred upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Preferred; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, Rule 144 transaction or otherwise, or (B) sold or are available for sale in the opinion of counsel to the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2.4,
2.5 and 2.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, accountant fees, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders in the event of one exercise of a requested registration provided for in Section 2.4 hereof, in the event of two Company registrations pursuant to Section 2.5 hereof, and for all Company registrations on Form S-3 pursuant to Section 2.6 hereof.

                "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.



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                "Selling Expenses" shall mean all underwriting discounts,
selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for any Holder.


                                    SECTION 2

                 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
               COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS

                2.1 Restrictions on Transferability. The Preferred and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Preferred or such Common Stock held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this
Section 2.

                2.2 Restrictive Legend. Each certificate representing (i) the Preferred, (ii) the Conversion Stock, and (iii) any other securities issued in respect of the Preferred or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred or the Common Stock in order to implement the restrictions on transfer established in this Section 2.

                2.3 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership or (ii) in



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transactions involving the distribution without consideration of Restricted
Securities by any of the Purchasers to any of its partners, or retired partners, or to the estate of any of its partners or retired partners or any affiliated partnership managed by the same managing general partner), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel, who shall be and whose legal opinion shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

                2.4 Requested Registration.

                        (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than thirty percent (30%) of the shares of Registrable Securities, or any lesser number of shares if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10 million, the Company will:

                                (i) promptly give written notice of the proposed
registration, qualification or compliance to all other Holders; and

                                (ii) as soon as practicable, use its best
efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such



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registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (B) Prior to December 31, 2001;

                                    (C) During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                    (D) After the Company has effected two (2)
such registrations pursuant to this subparagraph 2.4(a), and such registrations have been declared or ordered effective;

                                    (E) If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.4 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Initiating Holders; provided however, that the Company shall not use this right under Section 2.4 (a)(ii)(E) more than once in any twelve month period.

                Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                        (b) Underwriting. In the event that a registration pursuant to Section 2.4 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.4(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.4 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.4, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 2.4, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration



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statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.
To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

                If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall be withdrawn from registration, and such Registrable Securities shall not be transferred pursuant to a public offering prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

                2.5 Company Registration.

                        (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than
(i) in connection with the Company's initial public offering, or (ii) a registration relating solely to employee benefit plans, or (iii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                                (i) promptly give to each Holder and Founder
Holder written notice thereof; and

                                (ii) include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Founder Holder.

                        (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Founder Holders as a part of the written notice given pursuant to Section 2.5(a)(i). In such event the right of any Holder or Founder Holder to registration pursuant to Section
2.5 shall be conditioned upon such Holder's or Founder Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders and Founder Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders, Founder Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting (the "Included Securities") shall be allocated among all Holders and Founder Holders (in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and Founder Holders at the time of filing the registration statement) before any Included Securities are allocated to holders other than the



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Holders and Founder Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder, Founder Holder or other holder to the nearest 100 shares. If any Holder, Founder Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                        (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.5 prior to the effectiveness of such registration whether or not any Holder or Founder Holder has elected to include securities in such registration.

                2.6 Registration on Form S-3.

                        (a) If any Holder or Holders holding in the aggregate not less than one percent (1%) of the then-outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate offering price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 2.6 in any twelve (12) month period. The substantive provisions of Section 2.4(b) shall be applicable to each registration initiated under this Section 2.6.

                        (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.6: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder; provided however, that the



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Company shall not use this right under Section 2.6 (b)(iii) more than once in any twelve (12) month period.

                2.7 Limitations on Subsequent Registration Rights. From and after the Initial Closing Date (as defined in the New Series F Agreement), the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder. Any such additional parties may execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement.

                2.8 Expenses of Registration. All Registration Expenses incurred in connection with (i) registrations pursuant to Section 2.4, (ii) registrations pursuant to Section 2.5, and (iii) registrations pursuant to Section 2.6 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

                2.9 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder and Founder Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                        (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed;

                        (b) Furnish to the Holders and Founder Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                2.10 Indemnification.

                        (a) The Company will indemnify each Holder and Founder Holder, each of its officers and directors and partners, and each person controlling such Holder or Founder Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other



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document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder or Founder Holder, each of its officers and directors, and each person controlling such Holder or Founder Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or Founder Holder, controlling person or underwriter and stated to be specifically for use therein.

                        (b) Each Holder or Founder Holder will, if Registrable Securities held by such Holder or Founder Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder or Founder Holder, each of its officers and directors and each person controlling such Holder or Founder Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders or Founder Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or Founder Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder or Founder Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder or Founder Holder.

                        (c) Each party entitled to indemnification under this
Section 2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the



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Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding.

                        (d) If the indemnification provided for in this Section
2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder or Founder Holder hereunder exceed the proceeds from the offering received by such Holder or Founder Holder.

                        (e) The obligations of the Company, Holders and Founder Holders under this Section 2.10 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement.

                2.11 Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to any Holder or Founder Holder upon the earlier of (i) five (5) years after the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public with gross proceeds to the Company (prior to underwriter commissions and offering expenses) of not less than $15 million and either (A) with respect to any such public offering which closes on or prior to December 31, 2000, a per share price to the public of at least $7.00 per share or (B) with respect to any public offering which closes after such date, a per share price to the public of at least $10.23 per share (in either case, adjusted for any subdivisions, combinations, consolidation, or stock distributions or stock dividends with respect to such shares effected after the date of this Agreement) or (ii) as to any

Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act.

                2.12 Information by Holder. The Holders or Founder Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holders or Founder Holders, the Registrable Securities held by them and the distribution proposed by such Holders or Founder Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

                2.13 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                        (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

                        (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                        (c) So long as a Purchaser owns any Restricted Securities, to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

                2.14 Transfer of Registration Rights. The rights to cause the Company to register securities granted Purchasers under Sections 2.4, 2.5 and
2.6 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Purchaser provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 100,000 shares of Preferred and/or Common Stock issued upon conversion thereof (appropriately adjusted for Recapitalizations). Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner of a Purchaser or any affiliated partnership managed by the same managing general partner, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

                2.15 Standoff Agreement. Each Holder and each Key Common Holder agrees, in connection with the Company's initial public offering of the Company's securities that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities and any other securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.


                                    SECTION 3

                            EFFECT OF THIS AGREEMENT

                3.1 Termination of Other Rights. The Company, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Original Series F Investors acknowledge and agree that this Agreement supersedes the Prior Agreement, and hence such agreement is terminated in its entirety. All parties hereto acknowledge and agree that this Agreement supersedes any and all prior registration rights granted by the Company to them, and that such rights are terminated in their entirety.


                                    SECTION 4


                                  MISCELLANEOUS

                4.1 Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of California as applied to agreements made and performed in California by residents of the State of California.

                4.2 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Common Stock issuable or issued upon conversion of the Preferred may, with the Company's prior written consent, waive, modify or amend on behalf of all holders, any provisions hereof.

                4.3 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid or otherwise delivered by hand, by facsimile or by messenger, addressed (a) if to a Purchaser at such Purchaser's address set forth in or otherwise specified in the applicable signature page, or at such other address as such Purchaser shall have furnished to the Company in writing, with a copy to Barry B. White, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, or (b) if to any other holder of any shares of Company Stock, at such address as such holder shall have furnished the Company in writing, or until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth in or otherwise specified in the applicable signature page and addressed to the attention of the Corporate Secretary or at such other address as the Company shall have furnished to the Purchasers.

                Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by facsimile, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid. Notwithstanding the notice requirements defined above, each such notice or other communications required or permitted hereunder to persons with addresses outside the United States shall be mailed by air mail or air courier and shall be treated as effective or having been given five (5) days after mailing.

                4.4 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                4.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                4.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                  OBJECTSWITCH CORPORATION:



                                  By: /s/ Paul Sutton
                                      Paul Sutton, President and Chief Executive
                                      Officer

                                  Address: One McInnis Parkway
                                           San Rafael, CA  94903


                                  Phone:     (415) 446-5000
                                  Facsimile: (415) 446-5199



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  KEY COMMON HOLDERS:



                                  DIRK EPPERSON



                                  /s/ Dirk Epperson
                                  ----------------------------------------------

                                  Address: One McInnis Parkway
                                           San Rafael, CA  94903


                                  ALLAN LEES



                                  /s/ Allan Lees
                                  ----------------------------------------------


                                  Address: 22 Skylark Drive #227
                                           Larkspur, CA 94939


                                  DANIEL SIFTER



                                  /s/ Daniel Sifter
                                  ----------------------------------------------

                                  Address: One McInnis Parkway
                                           San Rafael, CA  94903


                                  PAUL SUTTON



                                  /s/ Paul Sutton
                                  ----------------------------------------------

                                  Address: One McInnis Parkway
                                           San Rafael, CA  94903



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  GEORGE TIMMES



                                  /s/ George Timmes
                                  ----------------------------------------------




                                  GEOFFREY HAMPTON



                                  /s/ Geoffrey Hampton
                                  ----------------------------------------------



                                  New England Partners Capital, L.P.

                                  By:  NER Capital, Inc.
                                  Its:  General Partner
                                  ----------------------------------------------
                                  (Print Name of Shareholder)




                                  /s/ John F. Rousseau, Jr.
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  John F. Rousseau, Jr., President
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  NEGF II, L.P.

                                  By: New England Partners II, L.P.
                                  ----------------------------------------------
                                  Its:  General Partner

                                  By:  NEGF Ventures, Inc.
                                  ----------------------------------------------
                                  Its:  General Partner
                                  (Print Name of Shareholder)


                                  /s/ John F. Rousseau, Jr.
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  John F. Rousseau, Jr., President
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  SVE Star Ventures Enterprises No. V,
                                  a German Civil Law Partnership
                                  (with limitation of liability)
                                  ----------------------------------------------
                                  (Print Name of Shareholder)


                                  By: SVM Star Ventures Managementgesellschaft mbh Nr. 3

                                  /s/ Dr. Meir Barel
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)


                                  Dr. Meir Barel, Managing Director
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  SVM Star Ventures Managementgesellschaft
                                  mbH Nr. 3 & Co. Beteiligungs KG Nr. 2
                                  ----------------------------------------------
                                  (Print Name of Shareholder)


                                  By: SVM Star Ventures Managementgesellschaft mbH Nr. 3

                                  /s/ Dr. Meir Barel
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Dr. Meir Barel, Managing Director
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  SVE Star Ventures Enterprises No. VII,
                                  a German Civil Law Partnership
                                  (with limitation of liability)

                                  By: SVM Star Ventures Managementgesellschaft mbH Nr. 3

                                  Dr. Meir Barel
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)

                                  /s/ Dr. Meir Barel
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)

                                  Dr. Meir Barel, Managing Director
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  Star Growth Enterprise
                                  a German Civil Law Partnership
                                  (with limitation of liability)
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)

                                  By: SVM Star Ventures Managementgesellschaft mbH Nr. 3

                                  /s/ Dr. Meir Barel
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)


                                  Dr. Meir Barel, Managing Director
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)







                                  SVM Star Ventures Managementgesellschaft mbH
                                  Nr. 3
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Dr. Meir Barel
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Dr. Meir Barel, Managing Director
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  CROSSPOINT VENTURE PARTNERS 1996


                                  By: /s/ Rich Shapero
                                      ------------------------------------------
                                      Rich Shapero

                                  Title:
                                        ----------------------------------------

                                  Address:  2925 Woodside Road
                                            Woodside, CA 94062

                                  Phone:     (650) 851-7600
                                  Facsimile: (650) 948-6172



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  Rajneesh Vig
                                  (Printed Name of Shareholder)



                                  /s/ Rajneesh Vig
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Rajneesh Vig
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  Jeffrey Liu
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Jeffrey Liu
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Eric Zachary Maurus
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Eric Zachary Maurus
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Eric Zachary Maurus
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  Eugene Whitlock
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Eugene Whitlock
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Eugene Whitlock
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Frank L. Walters
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Frank L. Walters
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Frank L. Walters
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  James A. Moore
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ James A. Moore
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  James A. Moore
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  James M. Reinhart
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ James M. Reinhart
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Peter B. Breck
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Peter B. Breck
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)


                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  Karl A. Will
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Karl A. Will
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  George Brown Bolton
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ George Brown Bolton
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Carleigh M. Jaques
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Carleigh M. Jaques
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Carleigh M. Jaques
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Colleen M. Abrams
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Colleen M. Abrams
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Colleen M. Abrams as trustee for
                                  the Abrams Trust Agreement
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  Sidney & Celia Gordon
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Sidney Gordon
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Sidney Gordon
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  WS Investment Company 96A
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ James A. Terranova
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  James A. Terranova
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                  Tailwind Capital Partners 2000, L.P.

                                  By: Thomas Weisel Capital Partners LLC
                                  Its:  General Partner
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Marianne Winkler, Chief Financial Officer
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Marianne Winkler
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  NEXUS CAPITAL PARTNERS I, L.P.
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)

                                  /s/ Will Weathersby
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Will Weathersby
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                  Glen Wallace McLaughlin
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Glen Wallace McLaughlin
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Glen Wallace McLaughlin
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Helen E. McL. O'Rourke
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Helen E. McL. O'Rourke
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Helen E. McL. O'Rourke
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  William Kirsch
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ William Kirsch
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  William Kirsch
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  Margaret Heller
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Margaret Heller
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Margaret Heller
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Steven M. Costella Trust Dated May 8, 1989
                                  ----------------------------------------------
                                  (Shareholder)



                                  /s/ Steven M. Costella, Trustee
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Steven M. Costella
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  Art Schneiderman
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)

                                  /s/ Art Schneiderman
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Robert Bruce Thompson Charitable Trust
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Patricia S. Glasow
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Patricia Susan Glasow
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  Innovacom
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Denis Champenois
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Denis Champenois, Managing Director
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  SEVIN ROSEN FUND V L.P.


                                  By: /s/ John Jaggers
                                      ------------------------------------------
                                      John Jaggers

                                  Title: General Partner

                                  Address: Two Galleria Tower
                                           13455 Noel Road, Suite 1670
                                           Dallas, TX 75240

                                  Phone:     (972) 702-1162
                                  Facsimile: (972) 702-1103





                                  SEVIN ROSEN V AFFILIATES FUND L.P.


                                  By: /s/ John Jaggers
                                      ------------------------------------------
                                      John Jaggers

                                  Title: General Partner

                                  Address: Two Galleria Tower
                                           13455 Noel Road, Suite 1670
                                           Dallas, TX 75240

                                  Phone:     (972) 702-1162
                                  Facsimile: (972) 702-1103



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  JAFCO CO., LTD.
                                  JAFCO JS-3 INVESTMENT ENTERPRISE PARTNERSHIP
                                  JAFCO R-3 INVESTMENT ENTERPRISE PARTNERSHIP
                                  JAFCO G6-A INVESTMENT ENTERPRISE PARTNERSHIP
                                  JAFCO G6-B INVESTMENT ENTERPRISE PARTNERSHIP
                                  USIT2 INVESTMENT ENTERPRISE PARTNERSHIP


                                  By: /s/ Barry J. Schiffman
                                      ------------------------------------------
                                      Barry J. Schiffman

                                  Title: President
                                         ---------------------------------------

                                  Address: 505 Hamilton Avenue, Suite 310
                                           Palo Alto, CA 94301

                                  Phone:     (650) 463-8800
                                  Facsimile: (650) 463-8801



                                  GC TECHNOLOGY FUND L.P.


                                  By: /s/ Marc Geller
                                      ------------------------------------------
                                      Marc Geller

                                  Title:
                                        ----------------------------------------

                                  Address: 910 Travis St., Suite 2400
                                           Houston, TX 77002

                                  Phone:     (713) 650-2400
                                  Facsimile: (713) ___-____



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  ARGC III, LLC


                                  By: /s/ Thomas A. Wooters, Jr.
                                     -------------------------------------------


                                  Title: Authorized  Signatory
                                        ----------------------------------------




                                  ARGC L.L.C.
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Thomas A. Wooters, Jr.
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Thomas A. Wooters, Jr.
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                  GSM CAPITAL LIMITED PARTNERSHIP



                                  By: /s/ Thomas A. Wooters, Jr.
                                      ------------------------------------------


                                  Title: Authorized  Signatory
                                         ---------------------------------------



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  NEXUS PARTNERS, L.L.C.


                                  By: /s/ Rob Horning
                                     -------------------------------------------
                                     Rob Horning

                                  Title: Principal
                                         ---------------------------------------


                                  Address: 160 Spear Street, Suite 1775
                                          San Francisco, CA 94105

                                  Phone:     (415) 247-7650
                                  Facsimile: (415) 247-7659


                                  NEGF II, L.P.


                                  By:   New England Partners II, L.P.
                                  Its:  General Partner

                                  By:   NEGF Ventures, Inc.
                                  Its:  General Partner

                                  By: /s/ John F. Rousseau, Jr.
                                     -------------------------------------------
                                  Title: President

                                  Address: One Boston Place, Suite 2100
                                           Boston, MA 02108

                                  Phone:     (617) 624-8417
                                  Facsimile: (617) 624-8416



                                  KAUFMAN FAMILY, LLC


                                  By:   /s/ Henry Kaufman
                                     -------------------------------------------


                                  Title: Managing  Member
                                        ----------------------------------------



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  MGVF III, Ltd.
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Marc S. Geller
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Marc S. Geller
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)





                                  Sevin Rosen Bayless Management Company
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ John V. Jaggers
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  John V. Jaggers, Vice President
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Sevin Rosen VII Affiliates Fund L.P.

                                  By:  SRB Associates VII, L.P., its General
                                       Partner
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ John Jaggers
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  John Jaggers, General Partner
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  Sevin Rosen VII Affiliates Fund L.P.

                                  By:  SRB Associates VII, L.P., its General
                                       Partner
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ John Jaggers
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  John Jaggers, General Partner
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  Kristin Hebert Associates
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Kristin Hebert
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)




                                  The Stephen and Anna Plume Living Revocable
                                  Trust
                                  ----------------------------------------------
                                  (Printed Name of Shareholder)



                                  /s/ Stephen K. Plume
                                  ----------------------------------------------
                                  (Signature of Authorized Agent)



                                  Stephen K. Plume, Trustee
                                  ----------------------------------------------
                                  (Printed Name of Authorized Agent)



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  THE DAHL FAMILY TRUST DATED OCTOBER 31, 1989, AS AMENDED MAY 3, 1990



                                  By: /s/ Robert Dahl
                                      ------------------------------------------

                                  Title: Trustee
                                        ----------------------------------------

                                  Address: 1070 Marina Village Parkway
                                           Alameda, CA 94501

                                  Phone:     (510) ___-____
                                  Facsimile: (510) ___-____




                                  HOWELL CHILDREN'S TRUST, UAD 12/22/88


                                  By: Howell Children's Trust
                                      ------------------------------------------

                                  Name:  Lawrence M. Howell
                                        ----------------------------------------

                                  Title:  Trustee
                                        ----------------------------------------

                                  Address: 177 Steuart St., Suite 700
                                  San Francisco, CA 94105

                                  Phone:     (415) ___-____
                                  Facsimile: (415) ___-____



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  RODGER WEISMANN



                                  By: /s/ Roger Weismann


                                  Title: Chief Financial Officer
                                         ---------------------------------------

                                  Address:


                                  Phone:     (415) ___-____
                                  Facsimile: (415) ___-____




                                  E*TRADE ECOMMERCE FUND, L.P.



                                  By: /s/ Thomas A. Bevilalqua
                                      ------------------------------------------


                                  Title: Managing Member, E*Trade Ventures I LLC
                                         ---------------------------------------




                                  RODRIGO GUIDERO


                                  By: /s/ Rodrigo Guidero



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  GRACE CHUNG


                                  By: /s/ Grace Chung
                                      ------------------------------------------



                                  MATTHEW SECHREST


                                  By: /s/ Matthew Sechrest
                                      ------------------------------------------




                                  ERIC BOHREN


                                  By: /s/ Eric Bohren
                                      ------------------------------------------


                                  PATRICIA SUSAN GLASOW


                                  By: /s/ Patricia S. Glasow
                                      ------------------------------------------





                                  DANIEL GUTKIN


                                  By: /s/ Daniel Gutkin
                                      ------------------------------------------



                                SIGNATURE PAGE TO
            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  EXHIBIT A



                              LIST OF PURCHASERS


                           [Intentionally omitted.]